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                                                                    EXHIBIT 99.2

                            ECHOSTAR DBS CORPORATION

                          NOTICE OF GUARANTEED DELIVERY
                          6 5/8% SENIOR NOTES DUE 2014


                  As set forth in the Prospectus dated         , 2005 (the
"Prospectus") of EchoStar DBS Corporation (the "Issuer") and its subsidiaries under the caption "The Exchange Offer-How to Tender" and the Letter of Transmittal for the Issuer's 6 5/8% Senior Notes due 2014 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced notes (the "Old Notes") are not immediately available,
(ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be transmitted by facsimile or delivered by mail, hand delivery or overnight delivery to the Exchange Agent.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME, ON         ,
2005, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR
TO THE EXPIRATION DATE.


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                       TO: U.S. BANK NATIONAL ASSOCIATION

By Facsimile:                          By mail/hand delivery/overnight delivery:
(651) 495-8158                               U.S. Bank National Association
Attention: Specialized Finance Group        Attn: Specialized Finance Group
                                                  60 Livingston Avenue
Confirm by telephone to:                       St. Paul, Minnesota 55107
         (800) 934-6802

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     Delivery of this instrument to an address other than as set forth above or transmittal of this instrument to a facsimile number other than as set forth above does not constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.




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Ladies and Gentlemen:

                  The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

                  The undersigned understands that tenders of Old Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after the Expiration Date. Tenders of Old Notes may be withdrawn at any time prior to the Expiration Date or if the Exchange Offer is terminated or as otherwise provided in the Prospectus.

                  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity, liquidation, dissolution, winding up or any other event relating to the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                                   SIGNATURES


Signature of Owner____________________________________________________________


Signature of Owner (if more than one)_________________________________________

Dated:_________________________________

Name(s): _____________________________________________________________________
(Please Print)

Address:______________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
(Include Zip Code)

Area and Telephone Number:____________________________________________________

Capacity (full title), if signing in a representative capacity:_______________

Taxpayer Identification or Social Security Number:____________________________

Principal amount of Old Notes Exchanged: $____________________________________

Certificate Nos. of Old Notes (if available):_________________________________

______________________________________________________________________________

IF OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No.:__________________________________________________________________



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                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

                  The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees delivery to the Exchange Agent, at its address set forth above, of the Old Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal by 5:00 p.m., New York City time, within three New York Stock Exchange trading days following the date of execution of this Notice of Guaranteed Delivery.

Name of Firm___________________________________________________________________

Number and Street or P.O. Box__________________________________________________

City___________________________________State___________________Zip Code________

Telephone No.:_________________________________________________________________

Fax No.:_______________________________________________________________________

_______________________________________________________________________________
(Authorized Signature)

Title:_______________________________________________________________________

Date:_________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.



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